                                                                    Exhibit 9(h)

                                                           DATED: MARCH 17, 1998


                                   SCHEDULE A
                                     TO THE
                            TRANSFER AGENCY AGREEMENT
                          BETWEEN AMSOUTH MUTUAL FUNDS
                  AND BISYS FUND SERVICES, LIMITED PARTNERSHIP

Name of Fund
------------

AmSouth Prime Obligations Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth U.S. Treasury Fund
  Classic Shares
  Premier Shares
AmSouth Tax Exempt Fund
  Classic Shares
  Premier Shares
AmSouth Equity Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Regional Equity Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Balanced Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Bond Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Limited Maturity Fund
  Classic Shares
  Premier Shares
  Class B Shares

Name of Fund
------------

AmSouth Municipal Bond Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Government Income Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Florida Tax-Free Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Capital Growth Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Small Cap Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Equity Income Fund
  Classic Shares
  Premier Shares
  Class B Shares
AmSouth Institutional Prime Obligations Fund
  Class I Shares
  Class II Shares
  Class III Shares
AmSouth Institutional U.S. Treasury Fund
  Class I Shares
  Class II Shares
  Class III Shares

                                           AMSOUTH MUTUAL FUNDS

                                           By: /s/ George R. Landreth
                                               ---------------------------
                                           Name:
                                                 -------------------------
                                           Title:
                                                  ------------------------
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                                           BISYS FUND SERVICES
                                           LIMITED PARTNERSHIP

                                           By:  BISYS Fund Services, Inc.
                                                  General Partner

                                           By: /s/ J. David Huber
                                               ---------------------------
                                           Name:
                                                 -------------------------
                                           Title:
                                                  ------------------------